UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): November 16, 2009

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

  Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed to (i) amend the Form 8-K filed by Highbury Financial Inc. on November 16, 2009 to indicate that the Form 8-K is being filed as soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to add the corresponding legend, (ii) to file an updated Exhibit 99.2 which includes the legend required by Rule 14a-12 of the Exchange Act and (iii) to include Item 8.01.

Item 2.02. Results of Operation and Financial Condition

On November 16, 2009, Highbury Financial Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2009.

A copy of the Press Release issued by the Company is incorporated by reference herein and attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

The Updated Investor Presentation attached to this Form 8-K as Exhibit 99.2 has been updated for the financial results for the three and nine months ended September 30, 2009 and is incorporated by reference herein.

Item 8.01. Other Events

This Form 8-K/A is being filed for the reasons set forth above.

Additional Information and Where You Can Find It

Additional information relating to Highbury’s director nominees and its 2009 annual meeting is included in the Preliminary Proxy Statement filed with the SEC and will be included in Highbury’s definitive proxy statement when it becomes available.  INVESTORS AND SECURITY HOLDERS OF HIGHBURY ARE STRONGLY URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HIGHBURY AND THE 2009 ANNUAL MEETING. The Preliminary Proxy Statement, the definitive proxy statement (when it becomes available) and any other documents filed by Highbury with the SEC may be obtained free of charge at the SEC’s web site at http://www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the Commission by Highbury on the “Investor Information” pages of Highbury’s website at http://www.highburyfinancial.com, or by contacting Richard S. Foote at (212) 688-2341. Investors and security holders should read the proxy statement and the other relevant materials when they become available before making any voting or other decision with respect to the 2009 annual meeting.

Participants in the Solicitation

Highbury and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Highbury’s stockholders in connection with the 2009 annual meeting of stockholders. Additional information concerning Highbury’s directors and executives officers, including information regarding Highbury’s directors’ and officers’ beneficial ownership of Highbury common stock and preferred stock, is included in the Preliminary Proxy Statement filed with the SEC and will be included in the definitive proxy statement when it becomes available.  Each of these documents is, or will be, available free of charge at the SEC’s web site at http://www.sec.gov and at Highbury’s website at http://www.highburyfinancial.com, or by contacting Richard S. Foote at (212) 668-2341.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Press release issued by Highbury Financial Inc. dated November 16, 2009. (Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on November 16, 2009.)

99.2	Updated Investor Presentation.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ R. Bradley Forth
R. Bradley Forth
Executive Vice President and Chief Financial Officer

Date: November 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Highbury Financial Inc. dated November 16, 2009. (Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed November 16, 2009.)

99.2	Updated Investor Presentation.